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                                                                    Exhibit 10.4

                              AMENDED AND RESTATED
                         PLEDGE AND SECURITY AGREEMENT

     This AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT dated as of August 15, 2001 (this "Agreement") is entered into by and among U.S. INDUSTRIES, INC. (formerly known as USI, Inc.), a Delaware corporation ("USI"), USI GLOBAL CORP., a Delaware corporation ("USI Global"), USI AMERICAN HOLDINGS, INC., a Delaware corporation ("USI American"; USI, USI Global and USI American each being referred to herein, individually, as a "Borrower" and, collectively, as the "Borrowers"), each Subsidiary of USI listed on the signature pages hereof (together with the Borrowers, each, individually, an "Initial Pledgor" and, collectively, the "Initial Pledgors"), and each other Subsidiary of USI which hereafter becomes a party to this Agreement pursuant to Section 22(b) hereof (together with the Initial Pledgors, each, individually, a "Pledgor" and, collectively, the "Pledgors"), WILMINGTON TRUST COMPANY, a Delaware banking corporation (together with any successor corporate trustee appointed pursuant to Article VII of the Collateral Trust Agreement referred to below, the "Corporate Trustee"), and DAVID A. VANASKEY, an individual residing in the State of Delaware (together with any successor individual trustee appointed pursuant to Article VII of the Collateral Trust Agreement, the "Individual Trustee" and, together with the Corporate Trustee, the "Collateral Trustees"), the foregoing Collateral Trustees being trustees for the Secured Holders.

     This Agreement amends and restates that certain Pledge and Security Agreement dated as of April 30, 2001 by and among the Initial Pledgors (other then the Rexair Obligors) and the Collateral Trustees. Capitalized terms used, but not otherwise defined, herein have the meanings specified in the Collateral Trust Agreement (defined below) and, unless otherwise defined in this Agreement or in the Collateral Trust Agreement, terms defined in Article 8 or 9 of the UCC and/or in the Federal Book Entry Regulations (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 and/or the Federal Book Entry Regulations. "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. "Federal Book Entry Regulations" means (a) the federal regulations contained in Subpart B ("Treasury/Reserve Automated Debt Entry System (TRADES)") governing book-entry securities consisting of U.S. Treasury bonds, notes and bills and Subpart D ("Additional Provisions") of 31 C.F.R. Part 357, 31 C.F.R. ss. 357.2, ss. 357.10 through ss.
357.14 and ss. 357.41 through ss. 357.44 and (b) to the extent substantially identical to the federal regulations referred to in clause (a) above (as in effect from time to time), the federal regulations governing other book-entry securities.

     Certain of the terms and provisions of this Agreement as herein amended and restated have been updated to take into account the revisions to Article 9 of the UCC recently enacted in all 50 states and which became effective in New York and most other states on July 1,
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2001 (the "Modernizing Changes"). Although the collateral descriptions in previously filed financing statements corresponded to the terms used in the UCC before the Modernizing Changes, the parties hereto intend that such financing statements and collateral descriptions will continue to be effective and will relate to and cover the items and types of Collateral described herein (other than as set forth in Section 9-108(e)(1) of the UCC).

                            PRELIMINARY STATEMENTS:

          (1) Simultaneously herewith, the Borrowers, through JUSI Holdings, Inc. ("JUSI"), a wholly owned Subsidiary, have acquired (the "Rexair Acquisition") all of the outstanding capital stock of Rexair Holdings, Inc. ("Rexair Holdings") not owned by them immediately prior to such acquisition and, in connection therewith, the Borrowers have agreed to cause, and have herewith caused, (i) JUSI to deliver to the Collateral Trustees, as additional collateral subject to this Agreement, 100% of the capital stock of Rexair Holdings (as well as the 16% membership units of Strategic Industries, LLC) owned by JUSI, (ii) Rexair Holdings to deliver to the Collateral Trustees, as additional collateral subject to this Agreement, 100% of the capital stock of Rexair, Inc. ("Rexair", and together with Rexair Holdings, collectively, the "Rexair Obligors") and (ii) the Rexair Obligors to become parties to this Agreement, the Collateral Trust Agreement and certain other Collateral Documents as Pledgors, the Rexair Obligors having executed and delivered herewith a Security Agreement Supplement pursuant to Section 22(b) hereof and
Section 9.15 of the Collateral Trust Agreement, 100% of the capital stock of Rexair, a mortgage and certain other Collateral Documents;

          (2) In connection with the Rexair Acquisition, the Credit Parties, the Agents, the Debt Coordinator, the Collateral Trustees and the Pledgors have entered into an Amendment, Restatement, General Provisions and Intercreditor Agreement dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Master Agreement"), to provide for and coordinate the interests of the various Credit Parties and to amend and restate the following agreements and related facilities, in pertinent part, as follows:

          (A) the Commitments of Bank of America, N.A., in its individual capacity (in such capacity, "BofA") under the Credit Agreement dated as of October 27, 2000, as previously amended (the "364-Day Credit Agreement "), among the Borrowers and BofA, as administrative agent thereunder (in such capacity, the "364-Day Agent") and as the sole lender thereunder, are terminated and are replaced by an increase in BofA's Commitments under the USI Credit Agreement (as hereinafter defined);

          (B) the Credit Agreement dated as of December 12, 1996, as previously amended (formerly referred to as the "5-Year Credit Agreement" and, as amended and restated by the Master Agreement, and as further amended, amended and restated, supplemented and otherwise modified from time to time, hereinafter referred to as the "USI Credit Agreement "), among the Borrowers, BofA, as administrative agent thereunder (in such capacity, formerly referred to as the "5-Year Agent" and hereafter referred to as the "USI Agent"), and the other USI Credit Parties (as defined in the Collateral Trust Agreement) is amended and restated by the Master Agreement to, inter alia, (i) increase the commitments of BofA thereunder by the amount of its terminated commitments under the 364-Day Credit Agreement and by an additional $30,000,000 to


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     replace its also terminated commitments under a separate receivables purchase agreement with the Borrowers, (ii) include among the "Obligations" (as defined in the USI Credit Agreement) the obligations of the Borrowers from time to time owing to individual USI Creditor Parties or their Affiliates in respect of (A) deposit accounts that are from time to time subject to the liens and security interests of this Agreement and control agreements ("Controlled Deposit Accounts") in favor of the Collateral Trustees maintained by the Borrowers or any of them with any such Person, including, without limitation, those listed in the schedules to the Pledge and Security Agreement, (B) automated clearing house and other cash management services ("Cash Management Services") provided to the Borrowers or any of them by any such Person and/or (C) any Secured Hedge Agreements, (iii) modify and coordinate certain credit and other provisions thereof and (iv) extend the maturity date thereunder to November 30, 2002 (as the same may be further modified by agreement among the Credit Parties, the "Maturity Date");

          (C) the Credit Agreement dated as of March 24, 2000 (as previously amended, and as amended and restated by the Master Agreement, and as further amended, amended and restated, supplemented and otherwise modified from time to time, hereinafter referred to as the "Rexair Credit Agreement" and, together with the USI Credit Agreement, the "Credit Agreements") among the Rexair Obligors, BofA, as administrative agent (in such capacity, the "Rexair Agent"), and the Rexair Credit Parties (as defined in the Collateral Trust Agreement) is amended and restated by the Master Agreement to, inter alia, (i) include among the "Obligations" (as defined in the Rexair Credit Agreement) the obligations of the Rexair Obligors from time to time owing to individual Rexair Credit Parties or their Affiliates in respect of (A) Controlled Deposit Accounts maintained by the Rexair Obligors or any of them with any such Person in favor of the Collateral Trustees (as defined in the Rexair Credit Agreement) or the Collateral Trustees, including, without limitation, those listed on schedules to the Rexair Collateral Documents and/or (B) Cash Management Services provided to the Rexair Obligors or any of them by any such Person, (ii) modify certain credit and other provisions thereof and (iii) align the maturity date thereunder with the Maturity Date;

          (D) the Guaranty dated as of March 24, 2000 (as previously amended, as amended and restated by the Master Agreement and as hereafter further amended, amended and restated, supplemented or otherwise modified, the "Rexair Guaranty") by us, and USI Global, jointly and severally, in favor of the Rexair Credit Parties and other persons is amended and restated to, inter alia, (i) reaffirm and restate the guaranty thereunder of the obligations of the Rexair Obligors to the Rexair Credit Parties and such other Persons as amended and restated by the Master Agreement and (ii) further commit the Borrowers to directly assume such obligations as direct obligations to the extent not otherwise paid in full upon any future disposition of the Rexair Obligors or of all or substantially all of their assets; and

          (E) the reimbursement and other obligations of the Borrowers to certain USI Credit Parties (the "L/C Credit Parties") under the letters of credit and bankers' acceptances referred to as Independent L/Cs described in the Master Agreement (together with any roll-overs, extensions and replacements thereof and any other permitted letters of credit and bankers' acceptances from time to time issued by any of the L/C Credit Parties, but not issued under the USI Credit Agreement, the "Independent L/Cs") are,


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     inter alia, made subject to committed letter of credit facilities of the
     L/C Credit Parties under the Master Agreement (the "Independent L/C Commitments") that are governed by certain credit and other provisions of the Master Agreement and terminate on the Maturity Date.

          (3) The Borrowers are also joint and several co-obligors with respect to (i) those certain 7-1/4% Senior Notes due December 1, 2006 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/4% Notes"), issued pursuant to that certain Indenture, dated as of December 12, 1996 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/4% Note Indenture"), and (ii) those certain 7-?% Senior Notes due October 15, 2003 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-?% Notes" and, together with the 7-1/4% Notes, the "Notes"), issued pursuant to that certain Indenture, dated as of October 27, 1998 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated, or supplemented from time to time pursuant to the terms thereof, the "7-?% Note Indenture" and, together with the 7-1/4% Note Indentures, the "Note Indentures"). Pursuant to the "Limitation on Liens" provisions of each of the
Note Indentures, each Borrower has agreed not to incur, and not to permit its Restricted Subsidiaries (as therein defined) to incur, certain Liens (as therein defined) upon any of its property or assets to secure certain Debt (as therein defined) without making effective provision whereby the obligations under the Notes shall be secured equally and ratably with the Debt secured by such Liens for so long as such Debt shall be so secured (the "Indenture Lien Limitation").

          (4) Pursuant to the Credit Agreements and the Master Agreement, each Borrower and Rexair Obligor has agreed, subject to the Indenture Lien Limitations, (i) to grant and to cause certain of its respective Subsidiaries to grant, to the Collateral Trustees for the Equal and Ratable Benefit of the Credit Parties and the other Secured Holders pursuant to this Agreement and the other Collateral Documents liens on and security interests in all or substantially all of its and each such Subsidiary's assets and property from time to time owned by it or such Subsidiary.

          (5) In connection with and pursuant to the Master Agreement, the Pledgors, the Debt Coordinator, the Agents, the other Credit Parties and the Collateral Trustees have entered into an Amended and Restated Collateral Trust Agreement dated as of even date, amending and restating that certain Collateral Trust Agreement dated as of April 30, 2001, as previously amended (as so amended and restated, and as hereafter amended, amended and restated, supplemented or otherwise modified, the "Collateral Trust Agreement") to provide for and give further effect to the purposes of the Master Agreement this Agreement, and the Pledgors have opened a collateral deposit account and securities account, Account No. 55060 (the "Collateral Account"), with the Corporate Trustee at its office at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, in the name of the Collateral Trustees


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and under the sole control and dominion of the Collateral Trustees and subject to the terms of this Agreement, in addition to their other Controlled Deposit Accounts.

          (6) This Agreement is intended to grant to the Collateral Trustees, in trust for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives, liens on and security interests in substantially all of the personal property and assets of the Pledgors, and this Agreement and the liens and security interests granted hereunder are conditions to the agreement of each of the Credit Parties to enter into the Master Agreement and the other agreements delivered in connection therewith and to continue pursuant to the Master Agreement to make Loans, issue Letters of Credit and make other extensions of credit and/or provide services from time to time to or for the account of the Borrowers and the Rexair Obligors.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Credit Parties to continue to make Loans and issue Letters of Credit for the account of the Borrowers and the Rexair Obligors under the Credit Agreements and Independent L/C Commitments, to induce certain of the Credit Parties or their Affiliates to enter into or maintain from time to time with or for the account of any of the Pledgors, Secured Hedge Agreements, Deposit Account Control Agreements and Cash Management Service Agreements, and in order to comply with the Indenture Lien Limitation of each of the Note Indentures, each Pledgor hereby agrees with the Collateral Trustees for the Equal and Ratable Benefit of the Representatives and the Secured Holders as follows:

          Section 1. Grant of Security. Each Pledgor hereby assigns and pledges to the Collateral Trustees and hereby grants to the Collateral Trustees, in each case, in trust pursuant to the Collateral Trust Agreement for the Equal and Ratable Benefit of the Secured Holders and their Representatives to the extent set forth in Section 2 of this Agreement, a lien on and a security interest in all of such Pledgor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Pledgor, wherever located, and whether now or hereafter existing or arising (collectively, the "Collateral"):

          (a) all equipment in all of its forms (including, without limitation, all manufacturing equipment, all office equipment and all motor vehicles and other distribution equipment), all fixtures and all parts thereof and all accessions thereto and all software related thereto, including software that is imbedded in and is part of the equipment (any and all such equipment, fixtures, parts, accessions and software being the "Equipment");

          (b) all inventory in all of its forms (including, without limitation, (i) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Pledgor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Pledgor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Pledgor), and all accessions thereto and products thereof and documents therefor, and all software related thereto, including software that is imbedded in and is part of the


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     inventory (any and all such inventory, accessions, products and documents being the "Inventory");

          (c) all accounts, chattel paper (including tangible chattel paper and electronic chattel paper), instruments (including promissory notes), deposit accounts, letter-of-credit rights, software, general intangibles (including payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, liens, leases and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, software, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such supporting obligations, security agreements, mortgages, liens, leases and other contracts being the "Related Contracts");

          (d) the following (the "Security Collateral"):

               (i) the Initial Pledged Shares and the certificates, if any, representing the Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Shares;

               (ii) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

               (iii) all additional shares of stock or other equity interests in any Person from time to time acquired by such Pledgor in any manner (such shares and other interests, together with the Initial Pledged Shares, being the "Pledged Shares"), and the certificates, if any, representing such additional shares or other interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other interests; provided that such Pledgor shall not be required to pledge, and the terms "Pledged Shares" and "Security Collateral" used in this Agreement shall not include, any shares of stock in any Foreign Corporation (as hereinafter defined) owned or otherwise held thereby which, when aggregated with all of the other shares of stock in such Foreign Corporation pledged by such Pledgor, would result in 66% or more of the shares of stock in such Foreign Corporation entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "Voting Foreign Stock") (on a fully diluted basis) being pledged to the Secured Holders under this Agreement (although all of the shares of stock in such Foreign Corporation not entitled to vote (within the meaning of Treasury Regulation Section 1.956-2(c)(2) promulgated under the Internal Revenue Code) (the "Non-Voting Foreign Stock") shall be pledged by the Pledgor); provided


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          further that if, as a result of any change in the tax laws of the
          United States of America after the date of this Agreement, the pledge by the Pledgors of any additional shares of stock in any such Foreign Corporation to the Secured Holders under this Agreement would not result in an increase in the net tax liabilities of such Pledgors, then, promptly after the change in such laws, all such additional shares of stock shall be so pledged under this Agreement (for purposes of this Section 1(d)(iii), "Foreign Corporation" means, at any time, any direct or indirect Subsidiary of each Pledgor organized outside of the laws of the United States or any state or other political subdivision thereof at such time that constitutes a "controlled foreign corporation" under Section 957 of the Internal Revenue Code);

               (iv) all additional indebtedness from time to time owed to such Pledgor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

               (v) all Securities Accounts of such Pledgor, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to such Securities Accounts, and all Pledged Financial Assets, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets; and

               (vi) all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts,
          (D) commodity contracts and (E) commodity accounts) in which such Pledgor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

          (e) the following (collectively, the "Account Collateral"):

               (i) the Collateral Account, all financial assets from time to time credited to the Collateral Account (including, without limitation, all Cash Equivalents from time to time credited to the Collateral Account), all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets, and all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Account;


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               (ii) all other deposit accounts, including, without limitation, each account listed in Schedule V, whether designated on such
          Schedule V as a Concentration Account, Operating Account, Controlled Deposit Account, Other Account or otherwise (each, a "Deposit Account"), including each Cash Collateral Account (subject, in the case of any Cash Collateral Account, to the priority claims of the Secured Holders for whose primary benefit such Cash Collateral Account is maintained pursuant to the terms of the Master Agreement), all financial assets from time to time credited to each such Deposit Account (including, without limitation, all Cash Equivalents from time to time credited to such Deposit Account), all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such financial assets, and all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing each Deposit Account;

               (iii) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustees for or on behalf of such Pledgor, including, without limitation, those delivered or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

               (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

          (f) the following (collectively, the "Intellectual Property Collateral"):

               (i) all United States, international and foreign patents, patent applications and statutory invention registrations, including, without limitation, the patents set forth in Part A of Schedule IV hereto (as such Schedule IV may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit E hereto (an "IP Security Agreement Supplement"), executed and delivered by such Pledgor to the Collateral Trustees from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Pledgor accruing thereunder or pertaining thereto (the "Patents");

               (ii) all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Part B of Schedule IV hereto (as such Schedule


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          IV may be supplemented from time to time by IP Security Agreement
          Supplements executed and delivered by such Pledgor to the Collateral Trustees from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all reissues, extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Pledgor accruing thereunder or pertaining thereto (the "Trademarks");

               (iii) all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Part C of
          Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Pledgor to the Collateral Trustees from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Pledgor accruing thereunder or pertaining thereto (the "Copyrights");

               (iv) all confidential and proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the "Trade Secrets");

               (v) all software, including computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the "Computer Software");

               (vi) all license agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person,


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          including, without limitation, the license agreements set forth in
          Part D of Schedule IV hereto (as such Schedule IV may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Pledgor to the Collateral Trustees from time to time), and all income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises (the "Licenses"); and

               (vii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

          (g) all commercial tort claims described in Schedule VII (the "Commercial Tort Claims Collateral");

          (h) all books and records (including, without limitation, customer lists, credit files, computer programs, software, printouts and other computer materials and records) of such Pledgor pertaining to any of the Collateral; and

          (i) all proceeds of, collateral for, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (h) of this Section 1 and this clause (i)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Trustees are the loss payees thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) commercial tort claims and (C) cash.

          Notwithstanding anything to the contrary contained in this Section 1, the following property shall be excluded from the lien and security interest granted hereunder:

          (i) any contract, agreement or other document (and any contract rights arising thereunder) to which any of the Pledgors is a party on the date hereof and any similar contract or agreement entered into by any Pledgor after the date hereof with the prior written consent of the Required Representatives, in each case, shall be excluded from the lien and security interest granted by such Pledgor under this Section 1 to the extent that the assignment thereof, or the creation of a lien and security interest therein, would constitute a breach of the terms of such contract, agreement or other document, or would permit any party to such contract, agreement or other document to terminate such contract rights or agreement (all such contracts, agreements and other documents being the "Excluded Agreements"); provided, however, that (1) the exclusion from the lien and security interest granted by such Pledgor hereunder of any contract rights of any of the Pledgors under one or more of the Excluded Agreements shall not limit, restrict or impair the grant by such Pledgor of the lien and security interest in any accounts or receivables arising under any such Excluded Agreement or any payments due or to become due thereunder, and
     (2) any of the Excluded Agreements shall automatically cease to be excluded from this Section 1 at such time as, (A) the prohibition of assignment or of the creation of a lien and security interest in such agreement is no longer in effect or is rendered ineffective as a matter of law or (B) the applicable Pledgor has obtained the consent of the other parties to such agreement to the assignment of, or creation of a lien and security interest in, the contract rights of such Pledgor thereunder;

          (ii) any license, permit or authorization from any Governmental Authority in favor of any Pledgor shall be excluded from the lien and security interest granted by such Pledgor under this Section 1 to the extent that the assignment thereof or the creation of a lien and security interest therein would constitute a breach of the terms of such license, permit or authorization or would require any separate license, permit or authorization or would otherwise terminate such license, permit or authorization (all of the licenses, permits and authorizations referred to herein being the "Excluded Authorizations"); provided, however, that any of the Excluded Authorizations shall cease to be excluded from this
     Section 1 at such time as (1) the prohibition of assignment or of the creation of a lien and security interest in such license, permit or authorization is no longer in effect or is rendered ineffective as a matter of law or (2) the applicable Pledgor has obtained the consent of the applicable Governmental Authority to the assignment of, or creation of a lien and security interest in, such license, permit or authorization of such Pledgor; and

          (iii) any property of a Pledgor which is subject to any Lien which such Pledgor is permitted to enter into pursuant to the terms of Section 6.02(a)(iv) or (if not permitted by the lease terms) 6.02(a)(v) of the Master Agreement, to the extent that such Pledgor has agreed not to further encumber such property (all such property being "Other Excluded Property"), shall be excluded from the lien and security interest granted by such Pledgor under this Section 1; provided, however, that any such Other Excluded Property shall cease to be excluded from this Section 1 if, at any time, the prohibition of assignment or the creation of a lien and security interest in such property is no longer in effect by reason of an amendment, waiver or other modification of the applicable Security Instrument or the release or satisfaction of such Security Instrument.

          In addition, nothing in this Agreement shall be deemed to require any Pledgor to seek the consent of any Person or Governmental Authority to the assignment of, or the creation of a lien on or a security interest in, any Excluded Agreement, Excluded Authorization or Other Excluded Property.

          Section 2. Security for Secured Obligations.

          (a) This Agreement secures (i) in the case of any Collateral granted by a Pledgor that is a Borrower or a Restricted Subsidiary, the payment and performance of all the Secured Obligations (as defined in the Collateral Trust Agreement) of the Pledgors now or hereafter existing under the Secured Agreements, for the Equal and Ratable Benefit of all of the Secured Holders thereof and their Representatives and (ii) in the case of any Collateral granted by a Pledgor that is an Unrestricted Subsidiary Pledgor, the payment and performance of all the Secured Obligations of the Pledgors now or hereafter existing under the Secured Agreements, other than any Secured Obligations arising under or in respect of the 7-1/4% Notes and the 7-1/8% Notes, for the Equal and Ratable Benefit of the Secured Holders thereof and their respective Representatives under such Secured Agreements, but not for the benefit of any Note Holders or their Representatives.

          (b) With respect to any Rexair Collateral, the Lien created by this Agreement and the other Collateral Documents (not including any Rexair Collateral Documents) shall be, until all Rexair Debt is repaid in full and all commitments thereunder terminated, a second priority Lien, subordinate to the prior Lien of the Rexair Collateral Documents.

          Section 3. Pledgors Remain Liable. Anything herein to the contrary notwithstanding,

          (a) each Pledgor shall remain liable under the contracts and agreements included in such Pledgor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed,

          (b) the exercise by the Collateral Trustees of any of the rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral and

          (c) neither the Collateral Trustees nor any Secured Holder shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any Secured Agreement, nor shall the Collateral Trustees or any Secured Holder be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          Section 4. Delivery and Control of Security Collateral. So long as any Bank Exposure (as defined in the Master Agreement) shall remain unpaid or outstanding, or any Secured Hedge Agreement shall be in effect, or any Bank shall have any Commitment (as defined in the Master Agreement) under the Credit
Agreements:

          (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Trustees pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustees. Upon the occurrence and during the continuance of an Actionable Default, the Collateral Trustees shall have the right, at any time in their discretion and without notice to any Pledgor, to transfer to or to register in the name of the Collateral Trustees or any of their nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 12(a). In addition, the Collateral Trustees shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations. Also, the Collateral Trustees shall have the right at any time to convert Security Collateral consisting of financial assets credited to any Securities

     Account of any Pledgor to Security Collateral consisting of financial assets held directly by the Collateral Trustees, and to convert Security Collateral consisting of financial assets held directly by the Collateral Trustees to Security Collateral consisting of financial assets credited to such Securities Account.

          (b) With respect to any Security Collateral in which any Pledgor has any right, title or interest and that constitutes an uncertificated security, such Pledgor will cause the issuer thereof either (i) to register the Collateral Trustees as the registered owner of such security or (ii) to agree in an authenticated record with such Pledgor and the Collateral Trustees that such issuer will comply with instructions with respect to such security originated by the Collateral Trustees without further consent of such Pledgor, such authenticated record to be in form and substance satisfactory to the Collateral Trustees. Each Pledgor which has issued any Security Collateral to any other Pledgor hereby agrees with such other Pledgor and the Collateral Trustees that it will comply with instructions with respect to such Security Collateral originated by the Collateral Trustees without further consent of such other Pledgor.

          (c) With respect to any Security Collateral in which any Pledgor has any right, title or interest and that constitutes a security entitlement, such Pledgor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Trustees as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Pledgor and the Collateral Trustees that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Pledgor has a security entitlement) originated by the Collateral Trustees without further consent of such Pledgor, such authenticated record to be in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral Trustees (such agreement being a "Securities Account Control Agreement"). Each Pledgor agrees that it will not establish or open any additional securities account in addition to those listed in Part C of
     Schedule I hereto, unless the Collateral Trustee shall have received at least 10 days' prior notice of such addition in an authenticated record and shall have received a Securities Account Control Agreement (or a supplement to an existing Securities Account Control Agreement) covering such new securities account, and upon the receipt by the Collateral Trustees of such Securities Account Control Agreement (or supplement), Part C of Schedule I hereto shall be automatically amended to include such securities account. Each Pledgor agrees that it will not terminate any Securities Account unless the Collateral Trustees and the Required Representatives shall have received at least 10 days' prior notice of such termination in an authenticated record (and, upon such termination, Part C of Schedule I hereto shall be automatically amended to delete such Securities Account).

          (d) No Pledgor will change or add any securities intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

          Section 5. Maintaining the Pledged Accounts. So long as any Bank Exposure shall remain unpaid or outstanding, or any Secured Hedge Agreement shall be in effect, or any Bank shall have any Commitment under the Credit
Agreements:

          (a) Each Pledgor will maintain all Account Collateral only with banks (the "Controlled Account Banks") that have agreed, in a record authenticated by the Pledgor, the Collateral Trustees and the Controlled Account Bank, to (i) comply with instructions originated by the Collateral Trustees directing the disposition of funds in the Account Collateral without the further consent of the Pledgor and (ii) waive or subordinate in favor of the Collateral Trustees all claims of the Controlled Account Bank (including claims by way of a security interest, right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit A hereto, or shall otherwise be in form and substance satisfactory to the Collateral Trustees (each a "Deposit Account Control Agreement"); provided, however, that this Section 5(a) shall not at any time apply to any Deposit Accounts (the "Other Deposit Accounts") to the extent such accounts are permitted pursuant to
     Section 6.01(n) of the Master Agreement to be maintained with institutions located in the United States other than Permitted Account Banks (as defined in the Master Agreement).

          (b) If requested by the Required Representatives upon or during the continuance of a Default, each Pledgor will (i) immediately instruct each Person obligated at any time to make any payment to such Pledgor for any reason to make such payment to an Other Deposit Account or a Controlled Deposit Account and (ii) deposit in a Controlled Deposit Account or pay to the Collateral Trustees for deposit in a Controlled Deposit Account, at the end of each Business Day, all proceeds of Collateral and all other cash of such Pledgor.

          (c) Concurrently with or promptly after entering into a Deposit Account Control Agreement with any Controlled Account Bank, each Pledgor will instruct such Controlled Account Bank to transfer to a Controlled Deposit Account designated on Schedule V as a Cash Concentration Account (each, a "Cash Concentration Account"), at the end of each Business Day, in same day funds an amount equal to the credit balance of each other Controlled Deposit Account or Other Deposit Account. If any Pledgor shall fail to give any such instructions to any Controlled Account Banks, the Collateral Trustees may do so without further notice to any Pledgor.

          (d) Each Pledgor agrees that it will not maintain any deposit accounts other than a Deposit Account listed in Schedule V hereto or an Other Deposit Account, unless the Collateral Trustees shall have received at least 10 days' prior written notice of such addition and shall have received a Deposit Account Control Agreement authenticated by such new Controlled Account Bank and such Pledgor, or a supplement to an existing Deposit Account Control Agreement covering such new Controlled Deposit Account, as the case may be (and, upon the receipt by the Collateral Trustees of such Deposit Account Control Agreement or supplement, Schedule V hereto shall be automatically amended to include such new Controlled Deposit Account and, if any, such new Controlled Account Bank. Each Pledgor agrees that it will not terminate any bank as a Controlled Account Bank or terminate any Deposit Account Control Agreement,

     Controlled Deposit Account, other Deposit Account or Account Collateral, except that the Pledgor may terminate an Other Deposit Account, and terminate a bank as a Controlled Account Banks with respect to such Other Deposit Account, if it gives the Collateral Trustees at least 10 days' prior written notice of such termination (and, upon such termination, Schedule V hereto shall be automatically amended to delete such Controlled Account Bank, Controlled Deposit Account or Other Deposit Account).

          (e) Upon any termination by a Pledgor of any Controlled Deposit Account or Other Deposit Account, or any Controlled Account Banks with respect thereto, such Pledgor will immediately notify all Persons that were making payments to such Controlled Deposit Account or Other Deposit Account to make all future payments to another Controlled Deposit Account or Other Deposit Account listed in Schedule V (as amended from time to time, including pursuant to Section 5(d) hereof). Each Pledgor agrees to terminate any or all Account Collateral and Deposit Account Control Agreements upon request by the Collateral Trustees.

          (f) So long as no Actionable Default shall have occurred and be continuing, the Collateral Trustees will, to the extent funds are available in a Cash Concentration Account or the Collateral Account, direct the applicable Controlled Account Bank to transfer amounts on deposit in a Cash Concentration Account or Collateral Account to an operating account (each, an "Operating Account") to the extent necessary to pay all checks drawn on, and all amounts otherwise withdrawn from, the Operating Account.

          (g) The Collateral Trustees shall have sole right to direct the disposition of funds with respect to each of the Deposit Accounts; and it shall be a term and condition of each of Deposit Accounts, notwithstanding any term or condition to the contrary in any other agreement relating to such Deposit Accounts, that no amount (including interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from such Deposit Accounts, as the case may be, without the prior written consent of the Collateral Trustees.

          (h) Subject to the applicable provisions of the Collateral Trust Agreement, the Collateral Trustees may, at any time that an Actionable Default shall have occurred and be continuing, and without notice to, or consent from, the Pledgor, (i) transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Pledgor's obligations under the Loan Documents and (ii) transfer, or direct the transfer of, funds from any or all of the Deposit Accounts to the Collateral Account.

          Section 6. Investing of Amounts in the Cash Concentration Accounts, the Collateral Account and the Cash Collateral Accounts. So long as the Collateral Trustees shall not have received a notice of Actionable Default pursuant to the Collateral Trust Agreement the Collateral Trustees will, subject to the provisions of Sections 5, 7 and 20, from time to time direct the applicable Controlled Account Bank to (a) invest amounts received with respect to the Collateral Account, the Cash Concentration Account and each Cash Collateral Account in Cash Equivalents as the Borrower may select, provided, that amounts received in respect of the Cash Collateral Accounts may only be invested in Permitted Cash Equivalents (as defined in the

Master Agreement) credited to (A) the applicable Cash Concentration Account, Collateral Account or Cash Collateral Account, or (B) in the case of Cash Equivalents consisting of Securities Collateral, a securities account subject to a Securities Account Control Agreement, credited to such Collateral Account, Cash Concentration Account or Cash Collateral Account and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents credited in the same manner. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the relevant Cash Concentration Account, Collateral Account or Cash Collateral Account. In addition, the Collateral Trustees shall have the right at any time to direct the applicable Controlled Account Banks to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to such Collateral Account, Cash Concentration Account or Cash Collateral Account, as the case may be.

          Section 7. Release of Amounts. So long as the Collateral Trustees shall not have received a notice of Actionable Default, the Collateral Trustees will direct the applicable Controlled Account Bank (which direction may be in the form of a revocable standing instruction) to pay and release to or at the order of the Borrower or Pledgor, or to the Debt Coordinator at the request of such Borrower or Pledgor, funds from time to time on deposit in the Collateral Account and other Deposit Accounts, to be applied to the repayment or Permanent Reduction (as defined in the Master Agreement) of Senior Debt Exposure (as defined in the Master Agreement) or as otherwise permitted under the Master Agreement.

          Section 8. Maintaining Electronic Chattel Paper and Letter-of-Credit Rights and Giving Notice of Commercial Tort Claims. So long as any Bank Exposure shall remain unpaid or outstanding, or any Secured Hedge Agreement shall be in effect, or any Bank shall have any Commitment under the Credit Agreements.

          (a) Each Pledgor will maintain all electronic chattel paper so that the Collateral Trustees have control of the electronic chattel paper in the manner specified in Section 9-105 of the UCC;

          (b) Each Pledgor will maintain all letter-of-credit rights assigned to the Collateral Trustees so that the Collateral Trustees have control of the letter-of-credit rights in the manner specified in Section 9-107 of the UCC; and

          (c) Each Pledgor will promptly give notice to the Collateral Trustees of any commercial tort claim that may arise in the future and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action, to subject such commercial tort claim to the first priority lien of this Agreement.

          Section 9. Representations and Warranties. Each Pledgor represents and warrants as follows:

          (a) The Pledgor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth on the signature page of this Agreement. The Pledgor is an organization of the type specified in Schedule III to this Agreement and is organized and in good standing under the laws of the jurisdiction specified in such
     Schedule III. The Pledgor has not previously changed its name, identity or corporate structure, except as disclosed in Schedule IIIA hereto.

          (b) All of the Equipment and Inventory of such Pledgor are located at the places specified in Schedule II hereto, as such Schedule II may be amended from time to time pursuant to Section 11(a). Set forth in Part A of Schedule II for each Pledgor is a complete and accurate list of all real property owned by such Pledgor, showing as of the date hereof the street address, county or other relevant jurisdiction, state, record owner and book value thereof. Set forth in Part B of Schedule II for each Pledgor is a complete and accurate list of all leases of real property under which any Pledgor is the lessee, showing as of the date hereof the street address, county or other relevant jurisdiction, state, lessor, lessee, expiration date and annual rental cost thereof. Set forth in Part C of Schedule II for each Pledgor is a complete and accurate list of all warehouses and other locations (other than as set forth in Part A or B of such Schedule II) where such Pledgor stores any of its Inventory or Equipment, showing as of the date hereof the street address, county or other relevant jurisdiction, for such warehouseman or other bailee, and the nature of its contractual or other relationship with such Pledgor. The Pledgor is located (within the meaning of Section 9-307 of the UCC) in the state or jurisdiction set forth in Schedule III hereto. Such Pledgor's federal tax identification number and organizational identification number are set forth opposite such Pledgor's name in Schedule III hereto. The Pledgor has not changed the location of its equipment and inventory, its chief executive office, its location (within the meaning of Section 9-307 of the UCC), its federal tax identification number and its organizational identification number, except as disclosed in Schedule IIIA. All Security Collateral consisting of certificated securities and instruments have been delivered to the Collateral Trustees. None of the Receivables or Related Contracts is evidenced by a promissory note or other instrument that has not been delivered to the Collateral Trustees.

          (c) Such Pledgor is the legal and beneficial owner of the Collateral of such Pledgor free and clear of any Lien, claim, option or right of others, except for the security interest created under this Agreement and other Liens permitted to exist under the Credit Agreements. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Pledgor or any trade name of such Pledgor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Trustees relating to the Collateral Documents. Such Pledgor has the trade names listed on Part B of
     Schedule V hereto.

          (d) Such Pledgor has exclusive possession and control of the Equipment and Inventory, other than Inventory and Equipment stored at any locations specified in Parts B and C of Schedule II (as such Schedule II may be amended from time to time pursuant to Section 11(a)), in which case such Pledgor shall seek to obtain a landlord's or warehouseman's agreement substantially in the form of Exhibit B hereto (or otherwise in form and substance satisfactory to the Required Representatives).

          (e) The Pledged Shares issued by Affiliates of such Pledgor and pledged by such Pledgor hereunder have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Debt issued by Affiliates of such Pledgor and pledged by such Pledgor hereunder has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof, is evidenced by one or more promissory notes (which notes have been delivered to the Collateral Trustees) and is not in default.

          (f) The Initial Pledged Shares constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on
     Schedule I hereto as of the date hereof. The Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Pledgor by the issuers thereof and is outstanding, as of the date hereof, in the principal amount indicated on Schedule I hereto as of the date hereof.

          (g) All of the investment property owned by such Pledgor as of the date hereof is listed on Schedule I hereto.

          (h) Such Pledgor has no deposit accounts, other than the Account Collateral listed on Schedule V hereto, as such Schedule V may be amended from time to time pursuant to Section 5(d), and legal, binding and enforceable Deposit Account Control Agreements (with respect to such Pledgor) are in effect for each deposit account that constitutes Account Collateral, except to the extent such Deposit Account Control Agreements are not required by Section 5(a). Such Pledgor has instructed all existing obligors to make all payments to either a Controlled Deposit Account or an Other Deposit Account to the extent required by Section 5(b).

          (i) All filings and other actions necessary (including actions necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC) or reasonably desirable to perfect and protect the security interest in the Collateral of such Pledgor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Collateral Trustees for the Equal and Ratable Benefit of the Secured Holders and their Representatives a valid and, together with such filings and other actions, perfected security interest in the Collateral of such Pledgor, securing the payment of the Secured Obligations, subject only to Permitted Liens.

          (j) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Pledgor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement and the Collateral Trust Agreement by such Pledgor, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for (A) the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements have been duly filed and are in full force and effect, (B) the recordation of the Intellectual Property Security Agreements referred to in Section 11(f) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements have been duly recorded and are in full force and effect,
     (C) the actions described in Section 4 with respect to Security Collateral, which actions have been taken and are in full force and effect, and (D) the execution of Pledged Account Letters by the Controlled Account Banks, or (iii) for the exercise by the Collateral Trustees of their voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

          (k) The Inventory that has been produced or distributed by such Pledgor has been produced in all material respects in compliance with all requirements of applicable law, including, without limitation, to the extent applicable, the Fair Labor Standards Act.

          (l) As to itself and its Intellectual Property Collateral:

               (i) Except with respect to any Immaterial IP Collateral (as hereinafter defined), the rights of such Pledgor in or to the Intellectual Property Collateral do not conflict with, misappropriate or infringe upon the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe upon the intellectual property rights of any third party.

               (ii) Such Pledgor is the exclusive owner of the entire and unencumbered right, title and interest in and to its Intellectual Property Collateral, as described on Schedule IV hereto, and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses.

               (iii) The Intellectual Property Collateral set forth on Schedule IV hereto includes all of the patents, patent applications, trademark registrations and applications, copyright registrations and applications and Licenses owned by such Pledgor.

               (iv) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part and, to the best of such Pledgor's knowledge, is valid and enforceable. Such Pledgor is not aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

               (v) Except with respect to (A) any Immaterial IP Collateral or
          (B) any other Intellectual Property Collateral as to which the Required Representatives have determined pursuant to a written agreement that the cost and expense of perfecting and maintaining the lien hereunder is disproportionately high relative to the fair market value of such Intellectual Property Collateral as determined in good faith by USI, such Pledgor has made or performed, all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral in full force and effect throughout the world, and to protect and maintain its interest therein, including, without limitation, recordations of any of its interests in the Patents and

          Trademarks with the U.S. Patent and Trademark Office and in corresponding national and international patent offices, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office and in corresponding national and international copyright offices. Such Pledgor has used proper statutory notice in connection with its use of each patent, trademark and copyright of the Intellectual Property Collateral.

               (vi) Except with respect to any Immaterial IP Collateral, no action, suit, investigation, litigation or proceeding has been asserted or is pending or threatened against such Pledgor (i) based upon or challenging or seeking to deny or restrict the use of any of the Intellectual Property Collateral or (ii) alleging that any services provided by, processes used by, or products manufactured or sold by such Pledgor infringe upon or misappropriate any patent, trademark, copyright or any other proprietary right of any third party. To the best of such Pledgor's knowledge, no Person is engaging in any activity that infringes upon or misappropriates the Intellectual Property Collateral, other than any Immaterial IP Collateral, or upon the rights of such Pledgor therein. Except as set forth on Schedule IV hereto, such Pledgor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Collateral Trust Agreement will not result in the termination or impairment of any of the Intellectual Property Collateral, other than any Immaterial IP Collateral.

               (vii) Except any License that constitutes or exists in respect of Immaterial IP Collateral: (A) each License is to the best of such Pledgor's knowledge, valid and binding and in full force and effect and represents the entire agreement between the respective licensor and licensee with respect to the subject matter of such License; (B) with respect only to each License entered into after the date hereof, except Standardized Commercial licenses not subject to substantial negotiation or as otherwise may be agreed to in writing by the Required Representatives, such License is not an Excluded Agreement or Other Excluded Property and such License will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License or otherwise give the licensor or licensee a right to terminate such License; (C) such Pledgor has not received any notice of termination or cancellation under such License; (D) such Pledgor has not received any notice of a breach or default under such License, which breach or default has not been cured; (E) such Pledgor has not granted to any other third party any rights, adverse or otherwise, under such License; and (F) neither such Pledgor nor any other party to such License is in breach or default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License.

               (viii) To the best of such Pledgor's knowledge, (A) none of the Trade Secrets of such Pledgor has been used, divulged, disclosed or appropriated to the detriment of such Pledgor for the benefit of any other Person other than such Pledgor; (B) no employee, independent contractor or agent of such Pledgor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Pledgor; and (C) no employee, independent contractor or agent of such Pledgor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Pledgor's Intellectual Property Collateral.

               (ix) Certain items of Intellectual Property Collateral, the fair market value of which does not individually exceed [$25,000] or in the aggregate exceed [$500,000] (as reasonably determined in good faith by USI as of the date hereof, and as of each date on which
          Schedule IV is supplemented pursuant to the terms hereof), have been designated as such on Schedule IV hereto (such items, together with such other Intellectual Property Collateral as the USI Agent and USI agree are not material, the "Immaterial IP Collateral"). The Immaterial IP Collateral, both individually and in the aggregate, is not necessary in any material respect to the continued conduct by any Pledgor of its business as such business is conducted on the date hereof or as the same may hereafter be conducted from time to time.

          Section 10. Further Assurances. (a) Each Pledgor agrees that from time to time, at the expense of such Pledgor, such Pledgor will promptly execute and deliver (or otherwise authenticate and deliver) all further instruments and documents, and take all further action, that may be necessary or reasonably desirable, or that the Collateral Trustees may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by such Pledgor hereunder or to enable the Collateral Trustees to exercise and enforce their rights and remedies hereunder with respect to any Collateral of such Pledgor. Without limiting the generality of the foregoing, each Pledgor will promptly with respect to Collateral of such Pledgor: (i) mark conspicuously each document included in Inventory, each chattel paper included in Receivables, each Related Contract and, at the request of the Collateral Trustees or the Required Representatives, each of its records pertaining to such Collateral with a legend, in form and substance satisfactory to the Collateral Trustees, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Trustees hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Trustees; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Collateral Trustees may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Pledgor hereunder; (iv) deliver and pledge to the Collateral Trustees for the benefit of the Secured Holders certificates representing Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (v) take all action necessary to insure that the Collateral Trustees have control of Collateral consisting of deposit accounts, electronic chattel paper, investment property and letter-of-credit rights as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC; and
(vi) deliver to the Collateral Trustees evidence that all other action that the Collateral Trustees may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Pledgor under this Agreement has been taken. From time to time upon request by the Collateral Trustees, each Pledgor will, at such Pledgor's expense, cause to be delivered to the Collateral Trustees, for the benefit of the Secured Holders and their Representatives, an opinion of counsel, from outside counsel reasonably satisfactory to the Collateral Trustees, as to such matters relating to the transactions contemplated hereby as the Collateral Trustees may reasonably request.

          (b) Each Pledgor hereby authorizes the Collateral Trustees to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of such Pledgor without the signature of such Pledgor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Pledgor will furnish to the Collateral Trustees from time to time statements and schedules further identifying and describing the Collateral of such Pledgor and such other reports in connection with such Collateral as the Collateral Trustees may reasonably request, all in reasonable detail.

          (d) The Borrowers will furnish to the Collateral Trustees, on or prior to each of the first and the fifth anniversary of the Effective Date (but not more than six months prior thereto), at any time upon the request of the Collateral Trustees, an opinion of counsel acceptable to the Required Representatives to the effect that all financing or continuation statements have been filed, and all other action has been taken (including action necessary to give the Collateral Trustees control over the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC), to perfect continuously from the date which is 90 days from the date hereof the security interest granted hereunder.

          Section 11. As to Equipment and Inventory. (a) Each Pledgor will keep the Equipment and Inventory of such Pledgor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 9(b) or, upon 30 days' prior written notice to the Collateral Trustees, at such other places designated by the Pledgor in such notice. Upon the giving of such notice, Schedule II hereto shall be automatically amended to add any new locations specified in the notice.

          (b) Each Pledgor will cause the Equipment of such Pledgor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any of such Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Each Pledgor will promptly furnish to the Collateral Trustees and the Representatives a statement respecting any loss or damage exceeding [$5,000,000] to any of the Equipment or Inventory of such Pledgor.

          (c) Each Pledgor will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory of such Pledgor, except to the extent payment thereof is not required by Section 7.06 of the USI Credit Agreement. In producing its Inventory, each Pledgor will comply with all requirements of applicable law, including, without limitation, to the extent applicable, the Fair Labor Standards Act.

          Section 12. Insurance. (a) Each Pledgor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Pledgor in such amounts, against such risks, in such form and with such insurers as is customarily maintained by companies similarly situated to such Pledgor. Each such policy shall at all times (i) name such Pledgor and the Collateral Trustees as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Trustees) as their interests may appear,
(ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Collateral Trustees following notice from the Collateral Trustees of an Actionable Default, notwithstanding any action, inaction or breach of representation or warranty by such Pledgor, (iii) provide that there shall be no recourse against the Collateral Trustees for payment of premiums or other amounts with respect thereto and (iv) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Collateral Trustees by the insurer. Each Pledgor will, if so requested by the Collateral Trustees, deliver to the Collateral Trustees original or duplicate policies of such insurance and, as often as the Collateral Trustees may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Pledgor will, at the request of the Collateral Trustees, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 11 and cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Pledgor pursuant to this Section 12 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 12 is not applicable, the applicable Pledgor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Pledgor shall be used by such Pledgor, except as otherwise required hereunder or by the Credit Agreements, to pay or as reimbursement for the costs of such repairs or replacements.

          (c) So long as no Actionable Default shall have occurred and be continuing, all insurance payments received by the Collateral Trustees in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Trustees to the applicable Pledgor. Upon the occurrence and during the continuance of any Actionable Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Trustees and shall, as directed by the Required Representatives, (i) be released to the applicable Pledgor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 20(b).

          Section 13. Post-Closing Changes; Bailees; Receivables and Related Contracts. (a) Each Pledgor will not change its name, identity, corporate structure, federal tax identification number, organizational identification number, or location from those set forth in Section 9(a) of this Agreement without first giving at least 30 days' advance written notice to the Collateral Trustees and taking all action required by the Collateral Trustees for the purpose of perfecting or protecting the liens granted by this Agreement. Each Pledgor will not become bound by a security agreement signed or authenticated by another Person (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Trustees 30 days' prior written notice thereof and taking all action required by the Collateral Trustees to insure that the perfection and first priority nature of the Collateral Trustees' lien on the Collateral will be maintained. Each Pledgor will also keep the originals of the Related Contracts to which such Pledgor is a party and all originals of all chattel paper that evidence Receivables of such Pledgor at the locations therefor specified in Section 9(a) or, upon 30 days' prior written notice to the Collateral Trustees, at such other locations designated in such notice. Each Pledgor will hold and preserve its records relating to the Collateral, the Related Contracts and chattel paper, and will permit representatives of the Collateral Trustees at any time during normal business hours to inspect and make abstracts from such records and other documents.

          (b) If any material portion of its Collateral is at any time in the possession or control of a warehouseman, bailee or agent, or if the Collateral Trustees so request, such Pledgor will (i) notify such warehouseman, bailee or agent of the security interests, (ii) instruct such warehouseman, bailee or agent to hold all such Collateral for the Collateral Trustees' account subject to the Collateral Trustees' instructions (which shall permit such Collateral to be removed by such Pledgor in the ordinary course of business until the Collateral Trustees notify such warehouseman, bailee or agent that an Actionable Default has occurred and is continuing), (iii) using commercially reasonable efforts, cause such warehouseman, bailee or agent to authenticate a record acknowledging that it holds possession of such Collateral for the Collateral Trustees' benefit and (iv) make such authenticated record available to the Collateral Trustees.

          (c) Except as otherwise provided in this subsection (c), each Pledgor will continue to collect, at its own expense, all amounts due or to become due such Pledgor under the Receivables and the Related Contracts. In connection with such collections, such Pledgor may take (and, at the Collateral Trustees' direction, will take) such action as such Pledgor or the Collateral Trustees may reasonably deem necessary or advisable to enforce collection of the Receivables and the Related Contracts; provided, however, that the Collateral Trustees shall have the right at any time, upon the occurrence and during the continuance of an Actionable Default and upon written notice to such Pledgor of its intention to do so, to notify the Account Obligors under any Receivables or Related Contracts of the assignment of such Receivables or Related Contracts to the Collateral Trustees and to direct such Account Obligors to make payment of all amounts due or to become due to such Pledgor thereunder directly to the Collateral Trustees and, upon such notification and at the expense of such Pledgor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Pledgor might have done, and to otherwise exercise all rights with respect to such Receivables and Related Contracts, including, without limitation, those set forth in Section 9-607 of the UCC. After receipt by any Pledgor of the notice from the Collateral Trustees referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Pledgor in respect of the Receivables and the Related Contracts of such Pledgor shall be received in trust for the benefit of the Collateral Trustees hereunder, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Trustees in the same form as so received (with any necessary indorsement) to be deposited in the Collateral Account and (ii) such Pledgor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Related Contract, release wholly or partly any Account Obligor thereof, or allow any credit or discount thereon. No Pledgor will permit or consent to the subordination of its right to payment under any of the Receivables or the Related Contracts to any other indebtedness or obligations of the Account Obligor thereof.

          Section 14. As to Intellectual Property Collateral. (a) With respect to each item of its Intellectual Property Collateral set forth on Schedule IV, other than any Immaterial IP Collateral, each Pledgor agrees to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to (i) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect and (ii) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Pledgor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Pledgor shall, without the written consent of the Required Representatives, discontinue use of or otherwise abandon any Intellectual Property Collateral, other than any Immaterial IP Collateral, or abandon any right to file an application for letters, patent, trademark, or copyright, unless such Pledgor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Pledgor's business and that the loss thereof would not be reasonably likely to have a Material Adverse Effect (as defined in the Credit Agreements), in which case, such Pledgor will give prompt notice of any such abandonment to the Collateral Trustees and the Representatives.

          (b) Each Pledgor agrees promptly (and, in any case, on or prior to the date of the next quarterly compliance certificate delivered pursuant to
Section 7.02(a) of the USI Credit Agreement) to notify the Collateral Trustees and the Representatives if such Pledgor learns (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, or invalid or unenforceable, or of any adverse determination or development regarding such Pledgor's ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

          (c) Except with respect to any Immaterial IP Collateral, in the event that any Pledgor becomes aware that any item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Pledgor shall promptly (and, in any case, on or prior to the date of the next quarterly compliance certificate delivered pursuant to Section 7.02(a) of the USI

Credit Agreement) notify the Collateral Trustees and the Representatives and shall take such actions, at its expense, as such Pledgor or the Required Representatives deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

          (d) Each Pledgor shall use proper statutory notice in connection with its use of each item of its Intellectual Property Collateral, other than any Immaterial IP Collateral. No Pledgor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral, other than any Immaterial IP Collateral, may lapse or become invalid or unenforceable or placed in the public domain.

          (e) Each Pledgor shall take all steps which it or the Collateral Trustees or the Required Representatives deem reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, other than any Immaterial IP Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

          (f) With respect to its Intellectual Property Collateral, each Pledgor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit D hereto (an "Intellectual Property Security Agreement"), for recording the security interest granted hereunder to the Collateral Trustees in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

          (g) Each Pledgor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 1(f) which is not on the date hereof a part of the Intellectual Property Collateral (the "After-Acquired Intellectual Property"), (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business connected therewith or symbolized thereby shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto, (iii) such Pledgor shall give prompt (and, in any case, on or prior to the date of the next quarterly compliance certificate delivered pursuant to
Section 7.02(a) of the USI Credit Agreement) written notice thereof to the Collateral Trustees in accordance herewith and (iv) such Pledgor shall execute and deliver to the Collateral Trustees, or otherwise authenticate, an IP Security Agreement Supplement in substantially the form of Exhibit E hereto covering such After-Acquired Intellectual Property as "Additional Collateral" thereunder and as defined therein, and shall record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such After-Acquired Intellectual Property.

          Section 15. Voting Rights; Dividends; Etc. (a) So long as no Actionable Default shall have occurred and be continuing:

          (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to any Security Collateral of such Pledgor for any purpose; provided, however, that such Pledgor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of such Security Collateral.

          (ii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Pledgor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Secured Agreements; provided, however, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Trustees to hold as, Security Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Trustees, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Trustees will execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Actionable
Default:

          (i) All rights of each Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 15(a)(i) shall, upon notice to such Pledgor by the Collateral Trustees, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 15(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Trustees, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

          (ii) All dividends, interest and other distributions that are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 15(b) shall be received in trust for the benefit of the Collateral Trustees, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Trustees as Security Collateral in the same form as so received (with any necessary indorsement).

          (iii) The Collateral Trustees shall be authorized to send to each Securities Intermediary as defined in and under any Control Agreement a Notice of Exclusive Control as defined in and under such Control Agreement.

          Section 16. Transfers and Other Liens; Additional Shares. (a) Each Pledgor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Secured Agreements, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Pledgor, except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Secured Agreements.

          (b) Each Pledgor agrees that it will (i) cause each issuer of the Pledged Shares pledged by such Pledgor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to such Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

          Section 17. Collateral Trustees Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Collateral Trustees such Pledgor's attorneys-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time, upon the occurrence and during the continuance of an Actionable Default, in the Collateral Trustees' discretion, to take any action and to execute any instrument that the Collateral Trustees may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Collateral Trustees pursuant to Section 12;

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) or (b) above; and

          (d) to file any claims or take any action or institute any proceedings that the Collateral Trustees may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Related Contract or the rights of the Collateral Trustees with respect to any of the Collateral.

          Section 18. Collateral Trustees May Perform. If any Pledgor fails to perform any agreement contained herein, the Collateral Trustees may, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Trustees incurred in connection therewith shall be payable by the Borrowers under
Section 21(b).

          Section 19. Collateral Trustees' Duties. The powers conferred on the Collateral Trustees hereunder are solely to protect the Secured Holders' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the

Collateral Trustees shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Holder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Trustees shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in their possession if such Collateral is accorded treatment substantially equal to that which they accord their own property.

          Section 20. Remedies. If any Actionable Default shall have occurred and be continuing:

          (a) The Collateral Trustees may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to them, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Collateral Trustees forthwith, assemble all or part of the Collateral as directed by the Collateral Trustees and make it available to the Collateral Trustees at a place and time to be designated by the Collateral Trustees that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Trustees' offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Trustees may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Pledgors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Pledgor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Pledgors under or in connection with the Collateral or otherwise in respect of the Collateral, including, without limitation,
     (A) any and all rights of such Pledgor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Receivables, Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Trustees shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Trustees may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Trustees shall exercise such rights and remedies in accordance with and subject to the terms of the Collateral Trust Agreement.

          (b) Any cash held by or on behalf of the Collateral Trustees and all cash proceeds received by or on behalf of the Collateral Trustees in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may be deposited to the Collateral Account and disbursed pursuant to the Collateral Trust Agreement.

          (c) All payments received by any Pledgor under or in connection with any Receivables or Related Contracts or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Trustees, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Trustees in the same form as so received (with any necessary indorsement).

          (d) The Collateral Trustees may, without notice to any Pledgor, except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held in the Collateral Account or in any other Controlled Deposit Account or Other Deposit Account related thereto.

          (e) In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Pledgor, the goodwill of the business connected with, and symbolized by, any Trademarks subject to such sale or other disposition shall be included therein, and such Pledgor shall supply to the Collateral Trustees or its designee such Pledgor's know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Pledgor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Pledgor.

          Section 21. Indemnity and Expenses. (a) Each Borrower agrees to indemnify, defend and save and hold harmless each Collateral Trustee, each Representative and each Secured Holder and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

          (b) Each Borrower will upon demand pay to each Collateral Trustee the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that such Collateral Trustee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Pledgor, (iii) the exercise or enforcement of any of the rights of such Collateral Trustee, any Representative or any Secured Holder hereunder or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

          Section 22. Amendments; Waivers; Additional Pledgors; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Trustees, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Trustees or any other Secured Holder to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

          (b) Upon the execution and delivery (or authentication and delivery) by any Person of a security agreement supplement in substantially the form of Exhibit H to the Master Agreement (each, a "Security Agreement Supplement"),
(i) such Person shall be referred to as an "Additional Pledgor" and shall be and become a Pledgor hereunder and each reference in this Agreement and the other Loan Documents to "Pledgor" shall also mean and be a reference to such Additional Pledgor, and (ii) the supplemental schedules I, II, III, IV, V, VI, and VII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I, II, III, IV, V, VI, and VII, respectively, hereto, and the Collateral Trustees may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

          Section 23. Notices; Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic, telecopier or telex communication) and mailed, telegraphed, telecopied, telexed or delivered as provided in the Collateral Trust Agreement.

          Section 24. Continuing Security Interest; Assignments Under the Credit Agreements. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until released as provided in Section 8.02 of the Collateral Trust Agreement, (b) be binding upon each Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Trustees hereunder, to the Equal and Ratable Benefit of the Secured Holders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Credit Party may assign or otherwise transfer all or any portion of its rights and obligations under each of the Credit Agreements (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Credit Party herein or otherwise, in each case as provided in the applicable provisions of each of the Credit Agreements.

          Section 25. Release; Termination. All or any portion of the Collateral shall be released by the Collateral Trustees solely on the terms and subject to the conditions set forth in Article VIII of the Collateral Trust Agreement.

          Section 26. Security Interest Absolute. The obligations of each Pledgor (other than any Borrower) under this Agreement are independent of the Secured Obligations of any Borrower under or in respect of the Secured Agreements, and a separate action or actions may be brought and prosecuted against each such Pledgor to enforce this Agreement, irrespective of whether any action is brought against any Borrower or whether such Pledgor or any other Pledgor is joined in any such action or actions. All rights of the Collateral Trustees, the Representatives and the other Secured Holders and the pledge, assignment and security interest hereunder, and all obligations of each such Pledgor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each such Pledgor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

          (a) any lack of validity or enforceability of any Secured Agreement or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations of any Borrower under or in respect of the Secured Agreements or any other amendment or waiver of or any consent to any departure from any Secured Agreement, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Borrower or any of its Subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations under or in respect of the Secured Agreements or any other assets of any Borrower or any of its Subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of any Borrower or any of its Subsidiaries;

          (f) any failure of any Secured Holder or any Representative to disclose to any Pledgor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Pledgor now or hereafter known to such Secured Holder or such Representative (each Pledgor waiving any duty on the part of the Secured Holders or any Representative to disclose such information);

          (g) the failure of any other Person to execute this Agreement or any other Collateral Document, guaranty or agreement or the release or reduction of liability of any Pledgor with respect to the Secured Obligations; or

          (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Holder that might otherwise constitute a defense available to, or a discharge of, such Pledgor or any other Pledgor or a third party pledgor of a security interest.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Holder or by any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

          Section 27. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

          Section 28. Mortgages. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any mortgage and the terms of such mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          Section 29. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                             AMES TRUE TEMPER PROPERTIES, INC.
                                             AMES TRUE TEMPER, INC.
                                             ARCHITECTURAL AREA LIGHTING, INC.
                                             ARROW CONSOLIDATED CORPORATION
                                             ASTERIA COMPANY
                                             BATHCRAFT INC.
                                             BAYLIS BROTHERS, INC.
                                             BRUCKNER MANUFACTURING CORP.
                                             CARLSBAD CORP.
                                             COLUMBIA LIGHTING, INC.
                                             COLUMBIA LIGHTING-LCA, INC.
                                             COLUMBIA LIGHTING MFG., CO.
                                             COLUMBIA LIGHTING PROPERTIES, INC.
                                             COLUMBIA MATERIALS, LLC
                                             COMPAX CORP.
                                             DUAL-LITE INC.
                                             DUAL-LITE MANUFACTURING, INC.
                                             ELJER INDUSTRIES, INC.
                                             ELJER PLUMBINGWARE, INC.
                                             ENVIRONMENTAL ENERGY COMPANY
                                             EZ HOLDINGS, INC.
                                             GARY CONCRETE PRODUCTS, INC.
                                             GATSBY SPAS, INC.
                                             HL CAPITAL CORP.
                                             IXL MANUFACTURING COMPANY, INC.
                                             JACUZZI INC.
                                             JACUZZI WHIRLPOOL BATH, INC.
                                             JUSI HOLDINGS, INC.
                                             KIM LIGHTING INC.
                                             KLI, INC.
                                             LCA GROUP INC.
                                             LCA (NS) INC.
                                             LIGHTING CORPORATION OF AMERICA,
                                             INC.
                                             LOKELANI DEVELOPMENT CORPORATION
                                             LUXOR INDUSTRIES, INC.
                                             MAILI KAI LAND DEVELOPMENT

                                             CORPORATION
                                             MOBILITE INC.
                                             NEPCO OF AUSTRALIA, INC.
                                             NEPCO OF CANADA, INC.
                                             NEPCO OF FORD HEIGHTS, INC.
                                             NEPCO OF FULTON, INC.
                                             NEPCO OF PAKISTAN, INC.
                                             NISSEN UNIVERSAL HOLDINGS INC.
                                             OUTDOOR PRODUCTS LLC
                                             PH PROPERTY DEVELOPMENT COMPANY
                                             PRESCOLITE LITE CONTROLS, INC.
                                             PRESCOLITE, INC.
                                             PROGRESS  LIGHTING INC.
                                             PROGRESSIVE LIGHTING, INC. (NC)
                                             PROGRESSIVE LIGHTING, INC. (SC)
                                             PROGRESS LIGHTING PROPERTIES, INC.
                                             REDMONT, INC.
                                             REXAIR HOLDINGS, INC.
                                             REXAIR, INC.
                                             SANITARY-DASH MANUFACTURING CO.,
                                             INC.
                                             SELKIRK CANADA U.S.A., INC.
                                             SELKIRK EUROPE U.S.A., INC.
                                             SELKIRK, INC.
                                             SPAULDING LIGHTING, INC.
                                             STRATEGIC CAPITAL MANAGEMENT, INC.
                                             STREAMWOOD CORPORATION
                                             SUNDANCE SPAS, INC.
                                             TA LIQUIDATION  CORP.
                                             TRIMFOOT CO.
                                             TT LIQUIDATION CORP.
                                             UGE LIQUIDATION INC.
                                             UNITED  STATES  BRASS  CORP.
                                             U.S. INDUSTRIES, INC.
                                             USI AMERICAN HOLDINGS, INC.
                                             USI ATLANTIC CORP.
                                             USI CAPITAL, INC.
                                             USI FUNDING, INC.
                                             USI GLOBAL CORP.
                                             USI PROPERTIES,  INC.
                                             USI REALTY CORP.
                                             ZURCO, INC.
                                             ZURNACQ OF CALIFORNIA, INC.

                                             ZURN (CAYMAN ISLANDS), INC.
                                             ZURN CONSTRUCTORS, INC.
                                             ZURN DEVCO, INC.
                                             ZURN EPC SERVICES, INC.
                                             ZURN GOLF HOLDING CORPORATION
                                             ZURN INDUSTRIES, INC.


                                             By: /s/
                                                --------------------------------
                                                 Name:  Steven C. Barre
                                                 Title: Vice President

N
                                                   Schedule I to the Pledge and
                                                             Security Agreement

             PLEDGED SHARES, PLEDGED DEBT, AND SECURITIES ACCOUNTS


                                     Part A

                                 Pledged Shares

===============================================================================
                                                              Percentage
                                         Stock                    of
                       Class of   Par  Certificate   Number   Outstanding
Pledgor  Stock  Issuer  Stock    Value    No(s).    of Shares    Shares
===============================================================================

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

                                     Part B

                                  Pledged Debt

================================================================================
                                                              Outstanding
          Debt   Description of   Debt Certificate   Final     Principal
Pledgor  Issuer       Debt              No(s).      Maturity     Amount
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                     Part C

                              Securities Accounts

================================================================================
                 Name and Address of
  Pledgor   Securities Account Institution   Securities Account Name and Number
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                  Schedule II to the Pledge and
                                                             Security Agreement


                      LOCATIONS OF EQUIPMENT AND INVENTORY



[Name of Pledgor]

         A.       Owned Locations:


         B.       Leased Locations:


         C.       Other Locations (Describe):


[Name of Pledgor]

         A.       Owned Locations:


         B.       Leased Locations:


         C.       Other Locations (Describe):


[Etc.]

                                                 Schedule III to the Pledge and
                                                             Security Agreement


          LOCATION, CHIEF EXECUTIVE OFFICE, FEDERAL TAX IDENTIFICATION
                NUMBER AND ORGANIZATIONAL IDENTIFICATION NUMBER


Grantor   Location   Jurisdiction     Chief       Federal Tax     Organizational
-------   --------        of         Executive   Identification       I.D. No.
                     Organization     Office        Number            --------
                     ------------     -------       -------

                                                           Schedule IIIA to the
                                                             Security Agreement


              CHANGES IN LOCATION OF EQUIPMENT AND INVENTORY, ETC.



Changes in the Location of Equipment and Inventory

Changes in the Name, Identity or Corporate Structure

Changes in Location

Changes in the Chief Executive Office

Changes in the Federal Tax I.D. No.

Changes in the Organizational I.D. No.

                                                  Schedule IV to the Pledge and
                                                             Security Agreement

                            PATENTS, TRADEMARKS AND
                      TRADE NAMES, COPYRIGHTS AND LICENSES


                                     Part A

Pledgor  Patents  Country  Patent No.  Applic. No.  Filing Date  Issue Date
-------  -------  -------  ----------  -----------  -----------  ----------






                                     Part B

          Trademarks and                  Reg.  Applic.  Filing  Issue
Pledgor     Trade Names   Country   Mark   No.    No.     Date   Date
-------     -----------   -------   ----   ---    ---     ----   ----







                                     Part C

                                                             Filing   Issue
Pledgor   Copyrights  Country   Title  Reg. No.  Applic. No.  Date     Date
-------   ----------  -------   -----  --------  -----------  ----     ----






                                     Part D

Pledgor        Licenses           Title             Date            Parties
-------        --------           -----             ----            -------

                                                   Schedule V to the Pledge and
                                                             Security Agreement



                               ACCOUNT COLLATERAL


================================================================================
           Name and Address of Controlled    Mailing Address of
Grantor             Account Banks             Pledged Account    Account Number
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

                                                   Schedule V to the Pledge and
                                                             Security Agreement



      ACCOUNT COLLATERAL NOT SUBJECT TO DEPOSIT ACCOUNT CONTROL AGREEMENT


             ======================================================
                Grantor      Name and Address      Account Number
                                of Bank
             ======================================================

             ------------------------------------------------------

             ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ------------------------------------------------------

            ======================================================

                         Schedule VI to the Pledge and
                               Security Agreement


                             COMMERCIAL TORT CLAIMS

            [Describe nature of claims - see Comment 5 to UCC 9-108]

                                                                 EXECUTION COPY











                              AMENDED AND RESTATED

                         PLEDGE AND SECURITY AGREEMENT



                          Dated as of August 15, 2001

                             Amending and Restating
                       the Pledge and Security Agreement


                                       by

                        the Pledgors referred to herein

                                  as Pledgors

                                       to

                            WILMINGTON TRUST COMPANY

                                      and

                               DAVID A. VANASKEY

                             as Collateral Trustees

                        T a b l e  o f  C o n t e n t s

Section                                                                     Page

Section 1. Grant of Security..................................................5


Section 2. Security for Secured Obligations..................................11


Section 3. Pledgors Remain Liable............................................12


Section 4. Delivery and Control of Security Collateral.......................12


Section 5. Maintaining the Pledged Accounts..................................14


Section  6. Investing  of  Amounts  in the Cash  Concentration  Accounts,
            the Collateral Account and the Cash Collateral Accounts...........15


Section 7. Release of Amounts.................................................16


Section 8. Maintaining Electronic Chattel Paper and Letter-of-Credit Rights
           and Giving Notice of Commercial Tort Claims........................16


Section 9. Representations and Warranties.....................................16


Section 10. Further Assurances................................................21


Section 11. As to Equipment and Inventory.....................................22


Section 12. Insurance.........................................................23


Section 13. Post-Closing Changes; Bailees; Receivables and Related Contracts..23


Section 14. As to Intellectual Property Collateral............................25


Section 15. Voting Rights; Dividends; Etc.....................................26


 Section 16. Transfers and Other Liens; Additional Shares.....................28


 Section 17. Collateral Trustees Appointed Attorney-in-Fact...................28


 Section 18. Collateral Trustees May Perform..................................28


 Section 19. Collateral Trustees' Duties......................................28


 Section 20. Remedies.........................................................29


 Section 21. Indemnity and Expenses...........................................30


 Section 22. Amendments; Waivers; Additional Pledgors; Etc....................31


 Section 23. Notices; Etc.....................................................31


 Section 24. Continuing Security Interest; Assignments Under the Credit
             Agreements.......................................................31


 Section 25. Release; Termination.............................................31


 Section 26. Security Interest Absolute.......................................31


 Section 27. Execution in Counterparts........................................33


 Section 28. Mortgages........................................................33


 Section 29. Governing Law....................................................33




Schedules

Schedule I     -    Pledged Shares, Pledged Debt, and Securities Accounts
Schedule II    -    Locations of Equipment and Inventory
Schedule III   -    Location, Chief Executive Office, Jurisdiction of
                    Organization, Federal Tax Identification Number and
                    Organizational Identification Number
Schedule IIIA  -    Changes in Locations of Equipment and Inventory, Etc.
Schedule IV    -    Patents, Trademarks and Trade Names, Copyrights and Licenses
Schedule V     -    Account Collateral
Schedule VI    -    Account Collateral not Subject to Deposit Account Control
                    Agreement
Schedule VII   -    Commercial Tort Claims Collateral

Exhibits

Exhibit A      -    Form of Deposit Account Control Agreement
Exhibit B      -    Form of Landlord's Consent and Agreement
Exhibit C      -    Form of Securities Account Control Agreement (Securities
                    Account)
Exhibit D      -    Form of Intellectual Property Security Agreement
Exhibit E      -    Form of Intellectual Property Security Agreement Supplement